INCORPORATED UNDER THE LAWS OF THE

                                STATE OF DELAWARE


Number Shares


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.

50,000,000 AUTHORIZED SHARES       $.0001 PAR VALUE               NON-ASSESSABLE


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of WINDSWEPT ENVIRONMENTAL GROUP, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                        Countersigned and Registered
                                              OTC Corporate Transfer Service Co.
                                              (Nassau County, N.Y.)

                                              By
                                                Transfer Agent and Registrar
                                                Authorized Signature

                                      SEAL

/s/Anthony P. Terrell                          /s/ Michael O=Reilly
Secretary                                      President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as  tenants in common         UNIF GIFT MIN  ACT-_____Custodian_____
  TEN ENT - as tenants by the entireties                  (Cust) (Minor)
  JT TEN -  as joint tenants with right of                under Uniform Gifts to
            survivorship and not as tenants               Minors Act____________
            in common                                                 (share)



     Additional abbreviations may also be used though not in the above list.

          For  Value  Received,   ________________  hereby  sell,  assigned  and
  transfer unto
 Please insert social security or other
   identifying  number of
     assignee

_____________________________

________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________

________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:___________________________________



         NOTICE: Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the securities transfer agents medallion program (stamp) under rules promulgated by the U.S. Securities and Exchange Commission.